© 2025 CRS Holdings, LLC. All rights reserved. February 18, 2025

© 2025 CRS Holdings, LLC. All rights reserved. Cautionary statement 2 Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2024, Forms 10-Q for the fiscal quarters ended September 30, 2024 and December 31, 2024, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, energy, transportation, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions, including tariffs; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, the war between Israel and Hezbollah, Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (21) challenges affecting the commercial aviation industry or key participants including, but not limited to production and other challenges at The Boeing Company; (22) the consequences of the announcement, maintenance or use of Carpenter Technology’s share repurchase program; and (23) our ability to successfully complete the brownfield expansion to add high-purity melt capacity to accelerate long-term growth. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology’s consolidated financial information but is not presented in Carpenter Technology’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

© 2025 CRS Holdings, LLC. All rights reserved. 4 4 3 Overview & Strategy Markets & Growth Operational Excellence & Driving Growth Financial Outlook & Capital Allocation Closing Q & A Tony Thene, Chief Executive Officer Marshall Akins, Chief Commercial Officer Brian Malloy, Chief Operating Officer Tim Lain, Chief Financial Officer Tony Thene, Chief Executive Officer Leadership Team 9 9 13 13 19 19 23 23 25 25

© 2025 CRS Holdings, LLC. All rights reserved. 4 Tony Thene, Chief Executive Officer

© 2025 CRS Holdings, LLC. All rights reserved. 4% 4% 6%13% Transportation Preferred solutions provider for critical applications 5 Percentages reflect sales ex-surcharge Twelve months ending December 31, 2024 Industrial & Consumer Distribution Energy TTM Q2FY25 Aerospace & Defense Medical Vision and strategy Preferred solutions provider manufacturing highly specialized products High-value markets Supporting critical applications in markets with strong, increasing demand Unique manufacturing assets Difficult – if not impossible – to replicate system World-class capabilities Requires strict adherence to rigorous quality and operating standards Accelerated earnings Driving sustained growth with expanding margins, cash generation, and long-term investments

© 2025 CRS Holdings, LLC. All rights reserved. Pulled FY27 target in by 2 years and raised guidance to $500 – $520 million for FY25 Increased Aerospace & Defense share of revenues to 60% Expanded SAO margins to 28.3% On pace to generate $250 – $300 million in cash for FY25 Returning cash to shareholders through $400 million repurchase program and $40 million annual dividend Generated total shareholder return of over 300%* Expanded market cap from $2.2B to over $9B* Accelerated performance and meaningful shareholder return 133 354 500–520 460–500 460–500 FY23 Actual FY24 Actual FY25 Outlook FY26 Target FY27 Target Adjusted Operating Incomeƚ ($M) Current April 2024 July 2024 6 Ƚ Detailed schedule included in Non-GAAP Schedule in Appendix*5/16/2023 through 2/14/2025

© 2025 CRS Holdings, LLC. All rights reserved. Attractive, long-term shareholder return outlook 7 Earnings growth Cash generation, balanced allocation Capacity investment 354 Adjusted Operating Income ($M) FY24 Actual FY25 Outlook FY27 Target 500–520 765–80025% CAGR Adj. Free Cash Flow FY25-FY27 • $400M share repurchase program • $40M annual dividend • Investing for profitable growth • Increasing critical, high-purity melt capacity • Does not alter fundamental supply-demand dynamic • Designed for multiple markets to reduce qualification cycle impact • Funded from cash generation • +20% return 90% conversion rate (FY27)

© 2025 CRS Holdings, LLC. All rights reserved. Anticipating your questions 8 Fundamental supply-demand imbalance will grow as material demand accelerates Brownfield expansion project will accelerate earnings growth but will NOT materially impact supply-demand imbalance Expansion project will be funded from internal cash flow generation and will yield +20% return on capital Anticipate strengthening volume, productivity, product mix and continued favorable pricing actions for our differentiated products, given the continued supply gap Expect fiscal year 2026 to be materially higher than fiscal year 2025 Fiscal year 2027 is not our peak; market dynamics are only strengthening, which will drive growth past our FY27 earnings target

© 2025 CRS Holdings, LLC. All rights reserved. 9 Marshall Akins, Chief Commercial Officer

© 2025 CRS Holdings, LLC. All rights reserved. Strong demand across high-value, high-growth markets and applications 10 Aerospace • Global travel demand continues to hit new records • High demand for new planes and associated materials • Older planes in service and new platform overhauls driving increased MRO demand Defense • Increasing spend on wide variety of platforms, given geopolitical environment • Next-gen platforms require advanced solutions Medical • Aging global population and increases in medical procedures • Growing demand from developing economies • Products that deliver improved patient outcomes Power Generation • Increasing energy needs to support rapid digital and AI growth • Critical products for industrial gas turbine builds and MRO activity Semiconductors • Rising semiconductor needs driving infrastructure buildout

© 2025 CRS Holdings, LLC. All rights reserved. 200 600 1000 1400 1800 2200 19A 20A 21A 22A 23A 24A 25F 26F 27F 28F 29F Aerospace outlook extremely strong Global air traffic reached record high in 2024 and continues to grow Airbus and Boeing current backlogs >14,000 planes MRO activity at all-time high with aging fleet and projected to stay above historic levels Industry focused on ramping build rates well above previous high to meet demand 11 Estimated Airplane Builds (units) Source: Forecast International, Carpenter Technology Data includes Boeing and Airbus major programs We support all platforms and supply chain activity (Boeing & Airbus, narrowbody & widebody, MRO & OE)

© 2025 CRS Holdings, LLC. All rights reserved. 200 600 1000 1400 1800 2200 19A 20A 21A 22A 23A 24A 25F 26F 27F 28F 29F Estimated Airplane Builds (units) Demand for Aerospace specialty materials directly tied to build rates Industry effectively sold out in 2019 at ~1,500 builds Post-COVID, industry has been stressed at lower build rates due to production re-ramp and MRO needs Target build rates 30–35%+ higher than pre-COVID high Elevated levels of MRO activity expected to further increase demand Extended cycle required to build all aircraft at target build rates Demand for specialty materials exceeds industry supply 30-35%+ increase on previous high 12 Source: Forecast International, Carpenter Technology Data includes Boeing and Airbus major programs

© 2025 CRS Holdings, LLC. All rights reserved. Brian Malloy, Chief Operating Officer 13

© 2025 CRS Holdings, LLC. All rights reserved. Difficult-to-replicate system of world-class assets and capabilities 14 Over 500 different highly specialized alloys, generating more than 15K SKUs of made-to- customer specification Hundreds of differentiated, qualified assets across facilities Process knowledge and experience to manage thousands of critical variables and ensure quality at scale Advanced planning and manufacturing coordination for each unique process flow Image for demonstration purposes only; includes selection of assets through manufacturing process

© 2025 CRS Holdings, LLC. All rights reserved. Decades of demonstrated quality with rigorous customer qualifications 15 Vendor-approved qualifications of equipment and processes by customers for critical applications • Must demonstrate ability to meet stringent standards, repeatedly at scale • Extensive review of equipment, processes, and technical support • For most advanced alloys and critical applications, qualifications take many years Conduct rigorous testing throughout manufacturing processes — certification to specification is part of the product All facilities are industry-certified with quality focus

© 2025 CRS Holdings, LLC. All rights reserved. 16 Increasing high-value production through asset utilization and productivity improvements Asset utilization: keeping critical equipment healthy and producing consistently • Managing agile preventative maintenance program • Ensuring critical spares are available and repair plans in place • Leveraging advanced data analytics in planning process to optimize sequence and flow Productivity: addressing bottlenecks and improving system flow • Leveraging advanced digital systems and data analytics to identify high-impact opportunities across the system • Investing in employee training • Driving rates above ‘nameplate’ capacity

© 2025 CRS Holdings, LLC. All rights reserved. • Vacuum induction melt (VIM) furnace in Athens, AL • Additional remelt capacity in Athens, AL • Complementary finishing assets across system • Designed to produce range of specialized alloys for use in high value markets • Capacity estimates dependent on product mix assumptions Brownfield expansion adding high-purity melt capacity to accelerate long-term growth 17 • Currently operate 7 VIM furnaces with customer qualifications • Have downstream assets in place to process additional melt capacity • Able to leverage current manufacturing systems to accelerate implementation • Understand qualification process and have customer relationships to ensure success • Targeting early FY28 for commissioning • Will immediately start producing material for customers across end- use markets • Will continue to ramp production with additional qualifications • Anticipate most qualifications to be complete by CY2030

© 2025 CRS Holdings, LLC. All rights reserved. Investing ~$400 million* in brownfield capacity expansion • Includes VIM furnace, remelt capacity, and finishing assets ~9K additional tons will not materially impact supply-demand imbalance • Represents ~7% increase on FY19 shipment volumes • Designed for highest value applications and markets (Aerospace, Defense, and Medical) Estimated return on capital of +20% • Production to ramp with qualifications; accretive in year one of production (FY28) • Expect to reach $150 million of incremental operating income by FY30, with additional upside potential Attractive investment with high return profile 18 200 600 1000 1400 1800 2200 19A 28F 29F Estimated Airplane Builds (units) 30–35%+ increase Source: Forecast International, Carpenter Technology Data includes Boeing and Airbus major programs *Investment excludes capitalized interest

© 2025 CRS Holdings, LLC. All rights reserved. Tim Lain, Chief Financial Officer 19

© 2025 CRS Holdings, LLC. All rights reserved. Strong earnings growth to continue over next several years 20 Attractive, 2-year ~25% earnings CAGR Sales ex-surcharge reaching $2.8 to $2.9 billion Volume, mix, and price continue to improve SAO continues expanding margins We expect fiscal year 2026 to be materially higher than fiscal year 2025 FY27 is not the peak, with market dynamics continuing to strengthen and additional capacity coming online 354 FY24 Actual FY25 Outlook FY27 Target Adjusted Operating Income* ($M) 500–520 765–80025% CAGR * Detailed schedule included in Non-GAAP Schedules in Appendix

© 2025 CRS Holdings, LLC. All rights reserved. Strong cash generation to continue over next several years 21 Track record of generating cash from operations Maintaining disciplined approach to working capital management Currently at historic leverage ratios with no debt maturities until FY29 Targeting $125 million of annual, sustaining capital expenditures for next several years Adjusted free cash flow conversion rate of 90% by FY27 Anticipate strong cash generation beyond FY27 Adj. Free Cash Flow FY25-FY27 90% conversion rate (FY27)

© 2025 CRS Holdings, LLC. All rights reserved. Balanced capital allocation strategy to drive shareholder return 22 Investing for growth Returning cash to shareholders $400M $520M • $400 million for high-purity melt capacity expansion • Long-term earnings growth accelerator • $40 million annual dividend over 3 years • $400 million share repurchase program Adj. Free Cash Flow FY25-FY27 90% conversion rate (FY27)

© 2025 CRS Holdings, LLC. All rights reserved. 23 Tony Thene, Chief Executive Officer

© 2025 CRS Holdings, LLC. All rights reserved. Investor Update delivers strong takeaways on all key topics 24 Current market dynamic strong and expected to accelerate quickly 25% earnings CAGR over next 2 years – above expectations and peers Volume, mix and pricing actions improvement to continue Earnings and revenue guide implies continued solid margin expansion FY26 materially higher than FY25; FY27 not the peak of earnings growth Significant cash generation of $1 billion in FY25-FY27, reaching 90% conversion rate Strategic brownfield expansion accelerates earnings with +20% return Most important: expansion has no material impact on supply-demand imbalance Above forward-looking statements based on current projections Significant stock price appreciation potential based on outlook

© 2025 CRS Holdings, LLC. All rights reserved. 25 Leadership Team

© 2025 CRS Holdings, LLC. All rights reserved. 26

© 2025 CRS Holdings, LLC. All rights reserved. Non-GAAP Schedules 27 Adjusted Operating Margin ex. Surcharge Revenue and Special Items $ millions FY24 FY23 Net Sales 2,759.7 2,550.3 Less: Surcharge Revenue 592.0 702.3 Net Sales ex. Surcharge Revenue 2,167.7 1,848.0 Operating Income 323.1 133.1 Special Items: Goodwill impairment charge 14.1 — Restructuring and asset impairment charges 16.9 — Adjusted Operating Income ex. Special Items 354.1 133.1 Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

info@cartech.com For additional information, please contact info@cartech.com | 610 208 2000 © 2025 CRS Holdings, LLC. All rights reserved. Carpenter Technology Corporation (NYSE: CRS) is a recognized leader in high-performance specialty alloy materials and process solutions for critical applications in the aerospace and defense, medical and other markets. 2 8 © 2025 CRS Holdings, LLC. All rights reserved. 28